UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2023 (March 24, 2023)

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8181 Arista Place, Suite 100

Broomfield, Colorado 80021

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Aclarion, Inc. (the “Company”) held a Special Meeting of Stockholders on March 24, 2023 (the “Special Meeting”).

At the Special Meeting, the Company’s stockholders voted on one proposal, which was to grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-fifty (1-for-50) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders. The reverse stock split proposal is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 27, 2023.

Stockholders approved the reverse stock split proposal presented for a vote. The tables below set forth the number of votes cast for and against, and the number of abstentions or broker non-votes, for the matter voted upon by the Company’s stockholders.

Proposal No. 1 — To grant the board of directors discretionary authority regarding a proposed reverse stock split.

				Broker
	For	Against	Abstain	Non-Votes

Common Stock	4,691,013	33,920	0	-

Series A Preferred Stock	14,892,221	107,683	0	-

Total Votes	19,583,234	141,603	0	-

Item 8.01. Other Information.

As previously disclosed, in February 2023 the Company sold one (1) share of the Company’s newly designated Series A Preferred Stock to Jeffrey Thramann, the Company’s Executive Chairman, for a purchase price of $1,000. The share of Series A Preferred Stock had proportional voting rights that were limited to the proposal to approve a reverse stock split of the Company’s common stock.

Following the Special Meeting, on March 28, 2023 the Company redeemed the one outstanding share of Series A Preferred Stock in accordance with its terms. The redemption price was $1,000. No Series A Preferred Stock remains outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACLARION, INC.

By:	/s/ John Lorbiecki
Name:	John Lorbiecki
Title:	Chief Financial Officer

March 28, 2023

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